UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2019 (April 23, 2019)

Harsco Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill, Pennsylvania		17011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (717) 763-7064

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 23, 2019, Harsco Corporation ("the Company") held its Annual Meeting of Stockholders. At the Annual Meeting of Stockholders, the Company’s stockholders elected all eight of the Board of Director nominees to serve as Directors until the 2020 Annual Meeting of Stockholders and ratified the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2019. The Company’s stockholders also approved, on an advisory basis, the compensation of the Company’s named executive officers.

As of the record date, there were 80,075,361 Common Shares outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 72,513,716 shares, or approximately 90% of the outstanding Common Shares entitled to vote, were represented in person or by proxy. Those shares were voted as follows:

1.	The following individuals were nominated in 2019 to serve as Directors until the 2020 Annual Meeting of Stockholders. All nominees were elected. The results of the vote were as follows:

Name	Votes For	Votes Against	Broker Non-Votes

J.F. Earl	65,864,653	770,630	5,688,240
K.G. Eddy	65,004,014	1,669,137	5,688,240
D.C. Everitt	65,705,164	943,749	5,688,240
F.N. Grasberger	63,880,718	2,794,271	5,688,240
C.I. Haznedar	66,385,309	278,376	5,688,240
M. Longhi	66,388,810	258,977	5,688,240
E.M. Purvis	66,384,707	255,140	5,688,240
P.C. Widman	66,387,505	260,109	5,688,240

2.
The appointment of PricewaterhouseCoopers LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2019, was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
70,722,278	2,130,821	160,617

3.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,673,972	1,913,938	237,566	5,688,240

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this Form 8-K:

Exhibit No.	Description

99.1	Press Release dated April 23, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harsco Corporation
Date: April 26, 2019	/s/ Russell C. Hochman
Russell C. Hochman
Senior Vice President and General Counsel, Chief Compliance Officer & Corporate Secretary